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Exhibit 99.1

AMENDMENT NO. 1
TO
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
MARKWEST ENERGY PARTNERS, L.P.

        This Amendment No. 1 ("Amendment No. 1") to the AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF MARKWEST ENERGY PARTNERS, L.P. dated May 24, 2002, is agreed to, approved and made effective December 31, 2004, on behalf of MarkWest Energy Partners, L.P. (the "Partnership") by Markwest Energy GP, L.L.C., the general partner of the Partnership (the "General Partner").

W I T N E S S E T H

        WHEREAS, the General Partner, the Initial Limited Partner, the Organizational Limited Partner and the Limited Partners of the Partnership entered into that certain Amended and Restated Limited Partnership Agreement of the Partnership, dated as of May 24, 2002 (the "Partnership Agreement");

        WHEREAS, the General Partner has agreed to contribute $1,660,000 towards the cost of constructing the New Cobb Plant as that term is defined below;

        WHEREAS, Section 13.1(d)(i) and (d)(iv) of the Partnership Agreement provides that the General Partner may amend any provision of the Partnership Agreement, without the approval of any Partner or Assignee, to reflect a change that, in the discretion of the General Partner, does not adversely affect the Limited Partners in any material respect or is required to effect the intent of the provisions of the Partnership Agreement;

        WHEREAS, acting pursuant to the power and authority granted to it under Sections 13.1(d) and 13.1(d)(iv) of the Partnership Agreement, the General Partner has determined that this Amendment No. 1 to the Partnership Agreement does not adversely affect the Limited Partners in any material respect and is required to effect the intent of the provisions of the Partnership Agreement;

        NOW, THEREFORE, in consideration of the premises, the General Partner hereby amends the Partnership Agreement as follows:

A.    Amendments:

        1.     Section 1.1, Definitions, of the Partnership Agreement is hereby amended by adding the following new definitions:

          "Cobb Contributions" means those contributions made by the General Partner pursuant to Section 5.2(c).

          "New Cobb Plant" means the Gas Extraction Plant designed to the specifications contained in the Amended and Restated Agreement for Construction and Removal (Cobb Plant) dated as of December 31, 2004 entered into between MarkWest Hydrocarbon, Inc. and MarkWest Energy Appalachia, L.L.C., replacing and superceding that certain Agreement for Construction and Removal dated October 10, 2003,

        2.     Section 5.2 of the Partnership Agreement is hereby amended by adding the following new subsection (c):

          "(c) The General Partner shall contribute $1,660,000 as required by the Partnership to fund the construction and completion of the New Cobb Plant."

        3.     Section 6.1(d) of the Partnership Agreement is hereby amended by adding the following new subsection 6.1(d)(xiii):

          "(xiii) The first $1,660,000 of depreciation or other amortization deductions attributable to the New Cobb Plant and any other deductions funded by the General Partners' Cobb Contribution shall be allocated 100% to the General Partner."

B.    Miscellaneous:

        1.     Terms. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Partnership Agreement.

        2.     Ratification of Partnership Agreement. As expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned has executed this Amendment No.1 to the Amended and Restated Limited Partnership Agreement of MarkWest Energy Partners, L.P. be effective as of the date first written above.

MARKWEST ENERGY GP, LLC
GENERAL PARTNER OF MARKWEST ENERGY PARTNERS, L.P.
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

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AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT MARKWEST ENERGY PARTNERS, L.P.